UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C

Definitive Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check  the  appropriate  box:

[_]     Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]     Definitive  information  statement


Company  Name:  JANE  BUTEL  CORPORATION

Payment  of  filing  fee  (check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table  below  per  Exchange  Act  Rules 14c-5(g)and 0-11

(1)  Title  of each class of securities to which transaction applies:     Common
Stock,  $.001  par  value.

(2)  Aggregate number of securities to which transaction applies:     22,740,750
shares  of  Common  Stock.

(3)  Per  unit  price/underlying  value  pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed  maximum  aggregate  value  of  transaction:  N/A

(5)  Total  fee  paid:  N/A

[_]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)     Amount  previously  paid:
(2)     Form,  schedule  or  registration  statement  no.:
(3)     Filing  party:
(4)     Date  filed:

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                             JANE  BUTEL  CORPORATION
                          400  Gold  Avenue,  Suite  750
                         Albuquerque,  New  Mexico  87102


                              December  14,  2004

Dear  Shareholder:

     The enclosed information statement is being furnished to shareholders of record on November 23, 2004, of Jane Butel Corporation ("JBTL" or the "Company"), a Florida corporation, in connection with a proposal to amend the corporate charter to increase the authorized number of shares of common stock, $.001 par value, of the Company from 50,000,000 shares to 200,000,000 shares, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (the "Authorized Capital Proposal").

                        WE  ARE  NOT  ASKING  FOR  A  PROXY  AND
               SHAREHOLDERS  ARE  NOT  REQUESTED  TO  SEND  US  A  PROXY.

     Our board of directors has fully reviewed and unanimously approved the Authorized Capital Proposal.

     Holders of approximately 59.9% of our common stock have executed a written consent in favor of the proposal described herein. However, under federal law this proposal will not be effected until at least 20 days after a Definitive Information Statement has first been sent to shareholders who have not previously consented.

By  Order  of  the  Board  of  Directors,

/s/Jane  Butel
   Jane  Butel
   President

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

                                 UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION

                 INFORMATION  STATEMENT  PURSUANT  TO  SECTION  14(c)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934
                        AND  RULE  14C  PROMULGATED  THERETO

                              JANE  BUTEL  CORPORATION
                                    Contents
Introduction                                                                   3

Item 1.  Information Required by Items of Schedule 14A                         4
     A.  No Time, Place or Date for Meeting of Shareholders                    4
     B.  Dissenters' Rights                                                    4
     C.  Voting Securities and Principal Holders Thereof                       4
     D.  Amendment of Charter - Authorized Capital Proposal                    5
        Reasons  and  Benefits of the Transaction                              5
     E.  Federal Tax Consequences                                              6
Item  2. Statements that Proxies are not Solicited                             6
Item  3. Interest of Certain Persons                                           6
Item  4. Other and General Information                                         6
Item  5. Documents Incorporated By Reference                                   7

INTRODUCTION

     The majority shareholders of this 1934 Act Registrant, Jane Butel Corporation, have taken an Action By Majority Shareholders Without A Meeting (hereinafter, "Majority Shareholder Action") pursuant to Florida Statutes 607.0704,to approve the increase in authorized shares of common stock of the Company from 50,000,000 to 200,000,000 shares. This Definitive Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and provided to the Company's shareholders pursuant to Rule 14c.

     We are a Florida corporation. We are a fully-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB)under the ticker symbol of "JBTL".

     Information about us can be found in our June 30, 2004 Annual Report filed on Form 10-KSB and our September 30, 2004 Quarterly Report filed on Form 10-QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.


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

              ITEM  1.  INFORMATION  REQUIRED  BY  ITEMS  OF  SCHEDULE  14A

     A.  NO  TIME,  PLACE  OR  DATE  FOR  MEETING  OF  SHAREHOLDERS

          There WILL NOT be a meeting of shareholders and none is required under applicable Florida statutes when an action has been approved by majority shareholders without a meeting. This Information Statement is first being mailed on or about November 23, 2004, to the holders of Common Stock as of the Record Date on November 23, 2004.

   B.  DISSENTERS'  RIGHTS.

          Under Florida law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

   C.  THE  VOTING  SECURITIES  AND  PRINCIPAL  SHAREHOLDERS  THEREOF.

          The proposal to amend the corporate charter to increase the number of shares of authorized common stock, $.001 par value, from 50,000,000 shares to 200,000,000 shares was approved by the action of a majority of all shareholders entitled to vote on the record date. This is Majority Shareholder Action, pursuant to Florida Statutes 607-0704. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 59.9% of all shares issued and outstanding. The proposals are not effective before first completion of this Section 14(c) compliance, and second the mailing or delivery of a Definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

     VOTING  SECURITIES  OF  THE  COMPANY:

          ON NOVEMBER 23, 2004, THE RECORD DATE, THERE WERE 22,760,750 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT:

          The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of November 23, 2004, certain information with respect to the common stock beneficially owned by(i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

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

       OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF NOVEMBER 23, 2004

--------------------------------------------------------------------------------
Name  and  Address of                           Amount and nature     Percentage
Beneficial  Owner                                 of Beneficial     (1) of Class
                                                  Ownership
--------------------------------------------------------------------------------
Jane  Butel
President
400  Gold  Avenue,  Suite  750
Albuquerque,  New  Mexico  87102                       13,632,450          59.9%
--------------------------------------------------------------------------------


All  Officers  and  Directors as a Group               13,632,450          59.9%
--------------------------------------------------------------------------------
Total  Shares  Issued  and Outstanding                 22,740,750         100.0%
--------------------------------------------------------------------------------
     Notes  to  the  table:

     (1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

  D.   AMENDMENT  OF  CHARTER  -  AUTHORIZED  CAPITAL  PROPOSAL.

     The proposal to increase the number of authorized shares of common stock of the Company from 50,000,000 to 200,000,000 was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The Authorized Capital Proposal will take effect no sooner than December 26, 2004.

       REASONS  FOR  THE  AUTHORIZED  CAPITAL  PROPOSAL.

     The Company currently has only 50,000,000 authorized shares of common stock, which is not sufficient for future stock issuances. Specifically, the Company desires to authorize sufficient shares for future capital raising activities and general corporate finance purposes. The Board of Directors of the Company, in the exercise of its reasonable business judgment, believes that 200,000,000 shares is the appropriate number of shares of authorized common stock

   E.   FEDERAL  TAX  CONSEQUENCES.

     There  are  no  tax  consequences  to  the  Authorized  Capital  Proposal.

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

               ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

               WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
                        NOT REQUESTED TO SEND US A PROXY.


               ITEM 3. INTEREST OF CERTAIN PERSONS.

     Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

--------------------------------------------------------------------------------
Title  of Class     Name and Address               Amount     Nature     Percent

     Jane  Butel
     400  Gold  Avenue
Common            Suite  750     13,612,450  Direct       59.9%
     Albuquerque,  New  Mexico  87102


               ITEM  4.  OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended June 30, 2004, including audited financial statements as of that date, and our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, are available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by JBTL can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

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

          ITEM  5.  DOCUMENTS  INCORPORATED  BY  REFERENCE.

       (a) The Company's Annual Report on Form 10-KSB for the year ended June 30, 2004 is hereby incorporated by reference.

       (b) The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 is hereby incorporated by reference.



                                       JANE  BUTEL  CORPORATION



                                       By  /s/  Jane  Butel
                                                Jane  Butel
                                                President

Dated:  December  14,  2004


By  the  order  of  the  Board  of  Directors


                                            /S/  JANE  BUTEL
                                                 JANE  BUTEL
                                                 PRESIDENT


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